EXHIBIT 10.10
                                                                  EXECUTION COPY




                            ASSET PURCHASE AGREEMENT



                                  MESQUITE MINE


                           Imperial County, California


                             dated November 7, 2003


                                      among


                             Newmont USA Limited dba
                           Newmont Mining Corporation,



                              Hospah Coal Company,


                            Western Goldfields, Inc.,


                                       And


                          Western Mesquite Mines, Inc.




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                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

ARTICLE 1 -- Certain Definitions . . . . . . . . . . . . . . . . . . . . . . . 1
ARTICLE 2 -- Purchase and Sale of Assets . . . . . . . . . . . . . . . . . . . 6
     2.1     Covenant of Purchase and Sale . . . . . . . . . . . . . . . . . . 6
             -----------------------------
     2.2     Excluded Assets . . . . . . . . . . . . . . . . . . . . . . . . . 6
             ---------------
     2.3     Assumed Liabilities . . . . . . . . . . . . . . . . . . . . . . . 7
             -------------------
     2.4     Consideration . . . . . . . . . . . . . . . . . . . . . . . . . . 7
             -------------
     2.5     Prorations and Adjustments. . . . . . . . . . . . . . . . . . . . 7
             --------------------------
     2.6     Determination and Payment of Cash Adjustment Amount . . . . . . . 8
             ---------------------------------------------------
ARTICLE 3 -- Related Matters . . . . . . . . . . . . . . . . . . . . . . . . . 8
     3.1     Treatment of Gold-Loaded Carbon . . . . . . . . . . . . . . . . . 8
             -------------------------------
     3.2     Bulk Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
             ----------
     3.3     Transfer Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . 9
             --------------
ARTICLE 4 -- Sellers' Representations, Warranties and Disclaimers of
Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     4.1     Organization of Sellers . . . . . . . . . . . . . . . . . . . . . 9
             -----------------------
     4.2     Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
             ---------
     4.3     No Conflict; Required Consents. . . . . . . . . . . . . . . . . . 9
             ------------------------------
     4.4     Investment. . . . . . . . . . . . . . . . . . . . . . . . . . . .10
             ----------
     4.5     Acquired Contracts and Acquired Governmental Permits. . . . . . .10
             ----------------------------------------------------
     4.6.    Environmental Information . . . . . . . . . . . . . . . . . . . .10
             -------------------------
     4.7     Title to Acquired Properties. . . . . . . . . . . . . . . . . . .10
             ----------------------------
     4.8     Disclaimer of Representations and Warranties. . . . . . . . . . .10
             --------------------------------------------
ARTICLE 5 -- Buyer's and WGI's Representations and Warranties. . . . . . . . .11
             ------------------------------------------------
     5.1     Organization and Qualification of Buyer and WGI . . . . . . . . .11
             -----------------------------------------------
     5.2     Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
             ---------
     5.3     No Conflict; Required Consents. . . . . . . . . . . . . . . . . .11
             ------------------------------
     5.4     Buyer Insurance Policies. . . . . . . . . . . . . . . . . . . . .12
             ------------------------
     5.5     Buyer Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . .12
             -----------
     5.6     Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . .12
             --------------
ARTICLE 6 -- Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
     6.1     Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . .12
             ---------------
     6.2     Buyer Insurance Policies and Buyer Bonds. . . . . . . . . . . . .13
             ----------------------------------------
     6.3     Excluded Equipment. . . . . . . . . . . . . . . . . . . . . . . .13
             ------------------
     6.4     Retention of Records. . . . . . . . . . . . . . . . . . . . . . .14
             --------------------
     6.5     Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
             ---------
     6.6     Use of Name . . . . . . . . . . . . . . . . . . . . . . . . . . .14
             -----------
     6.7     Post-Closing Security Services. . . . . . . . . . . . . . . . . .14
             ------------------------------
     6.8     Data Transfer . . . . . . . . . . . . . . . . . . . . . . . . . .15
             -------------
     6.9     Post-Closing Delivery of Common Stock and Warrants. . . . . . . .16
             --------------------------------------------------
     6.10    License . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
             -------
ARTICLE 7 -- Conditions Precedent. . . . . . . . . . . . . . . . . . . . . . .17
     7.1     Conditions to Buyer's and WGI's Obligations . . . . . . . . . . .17
             -------------------------------------------
     7.2     Conditions to Sellers' Obligations. . . . . . . . . . . . . . . .17
             ----------------------------------
ARTICLE 8 -- Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
     8.1     Closing; Time and Place . . . . . . . . . . . . . . . . . . . . .17
             -----------------------
     8.2     Sellers' Obligations. . . . . . . . . . . . . . . . . . . . . . .17
             --------------------


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                                Table of Contents
                                -----------------

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                                                                            ----

     8.3     Buyer's Obligations . . . . . . . . . . . . . . . . . . . . . . .18
             -------------------
ARTICLE 9 - Indemnification; Release . . . . . . . . . . . . . . . . . . . . .19
     9.1     Indemnification by Hospah . . . . . . . . . . . . . . . . . . . .19
             -------------------------
     9.2     Indemnification by Buyer. . . . . . . . . . . . . . . . . . . . .19
             ------------------------
     9.3     Procedure for Indemnified Third Party Claim . . . . . . . . . . .20
             -------------------------------------------
     9.4     Payment of Indemnification Amounts and Related Matters. . . . . .20
             ------------------------------------------------------
     9.5     Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
             --------
     9.6     Other Indemnification . . . . . . . . . . . . . . . . . . . . . .20
             ---------------------
     9.7     Sole Remedy . . . . . . . . . . . . . . . . . . . . . . . . . . .20
             -----------
     9.8     Release . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
             -------
ARTICLE 10 -- Miscellaneous Provisions . . . . . . . . . . . . . . . . . . . .21
     10.1     Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
              --------
     10.2     Brokerage. . . . . . . . . . . . . . . . . . . . . . . . . . . .21
              ---------
     10.3     Waivers. . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
              -------
     10.4     Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
              -------
     10.5     Entire Agreement; Amendments . . . . . . . . . . . . . . . . . .22
              ----------------------------
     10.6     Binding Effect; Benefits . . . . . . . . . . . . . . . . . . . .22
              ------------------------
     10.7     Headings, Schedules, and Exhibits. . . . . . . . . . . . . . . .22
              ---------------------------------
     10.8     Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . .22
              ------------
     10.9     Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . .22
              -------------
     10.10    Severability . . . . . . . . . . . . . . . . . . . . . . . . . .23
              ------------
     10.11    Third Parties; Joint Ventures. . . . . . . . . . . . . . . . . .23
              -----------------------------
     10.12    Construction . . . . . . . . . . . . . . . . . . . . . . . . . .23
              ------------
     10.13    Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . . .23
              ---------------



                                                                            -ii-
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                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----

Schedules
---------

     Schedule 2.1(a)  -     Acquired Properties
     ---------------
     Schedule 2.1(c)  -     Acquired Equipment
     ---------------
     Schedule 2.1(e)  -     Acquired Governmental Permits
     ---------------
     Schedule 2.1(f)  -     Acquired Contracts
     ---------------
     Schedule 2.2     -     Excluded Assets
     ------------
     Schedule 2.6     -     Cash Adjustment Amount Calculation
     ------------
     Schedule 4.3     -     Sellers' Conflicts and Consents
     ------------
     Schedule 5.4     -     Buyer Insurance Policies
     ------------
     Schedule 5.5     -     Buyer Bonds
     ------------
     Schedule 5.6     --    WGI Capitalization
     ------------
     Schedule 6.2     --    Insurance Requirements
     ------------


Exhibits
--------

     Exhibit 2.4(a)   -  Form of NOCF Royalty Agreement
     --------------
     Exhibit 2.4(b)   -  Form of NSR Royalty Agreement
     --------------
     Exhibit 2.4(d)   -  Form of Warrant
     --------------
     Exhibit 8.2(a)   -  Form of Special Warranty Deed and Assignment
     --------------
     Exhibit 8.2(b)   -  Form of Bill of Sale and General Assignment
     --------------
     Exhibit 8.2(d)   -  Form of Registration Rights Agreement
     --------------
     Exhibit 8.2(e)   -  Form of Carbon Processing Agreement
     --------------
     Exhibit 8.3(b)   -  Form of Assumption Agreement
     --------------
     Exhibit 8.3(i)   -- Form of Guaranty
     --------------

                            ASSET PURCHASE AGREEMENT
                            ------------------------



     This Asset Purchase Agreement (this "Agreement") is made and entered into
                                          ---------
as of November 7, 2003, by and among Newmont USA Limited, a Delaware corporation dba Newmont Mining Corporation ("Newmont"), Hospah Coal Company, a Delaware
                                 -------
corporation ("Hospah," and collectively with Newmont, "Sellers"), Western
              ------                                   -------
Goldfields, Inc., an Idaho corporation ("WGI"), and Western Mesquite Mines,
                                         ---
Inc., a Nevada corporation ("Buyer").
                             -----


                                    Recitals
                                    --------

     A. Sellers own certain patented and unpatented mining claims, and hold leasehold interests in certain other patented and unpatented mining claims and fee property, in Imperial County, California, on which they have developed and operated a mine and related assets known as the "Mesquite Mine."
                                                 -------------

     B. Sellers desire to sell to Buyer, and Buyer desires to purchase from Sellers, the rights, titles and interests of Sellers in the Mesquite Mine and certain tangible and intangible assets of Sellers relating to the operation of the Mesquite Mine, on the terms and subject to the conditions stated in this Agreement.

     C.     Buyer is a wholly-owned subsidiary of WGI.

                                   Agreements
                                   ----------

     In consideration of the mutual covenants in this Agreement, Sellers, WGI and Buyer agree as follows:

                                    ARTICLE 1

                               Certain Definitions
                               -------------------

     As used in this Agreement, the following terms, whether in singular or plural forms, shall have the following meanings:

     "Acquired Contracts" has the meaning given in Section 2.1.
      ------------------

     "Acquired Equipment" has the meaning given in Section 2.1.
      ------------------

     "Acquired Governmental Permits" has the meaning given in Section 2.1.
      -----------------------------

     "Acquired Properties" has the meaning given in Section 2.1.
      -------------------

     "Affiliate" means, with respect to any Person, any other Person
      ---------
controlling, controlled by or under common control with such Person, with "control" for such purpose meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management

                                                                  EXECUTION COPY

and policies of a Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.

     "Assets" has the meaning given in Section 2.1.
      ------

     "Assumed Liabilities" has the meaning given in Section 2.3.
      -------------------

     "Bonds" means and includes any bond, surety, collateral, cash or
      -----
certificates of deposits, letter of credit, and any other form of financial assurance provided to any Governmental Authority for purposes of securing compliance with closure, reclamation, remediation or any other environmental Legal Requirements.

     "Business Day" means any day other than Saturday, Sunday or a day on which
      ------------
banking institutions in Denver, Colorado or New York, New York are required or authorized to be closed.

     "Buyer's Bonds" has the meaning given in Section 5.5.
      -------------

     "California State Lease" means the Mineral Extraction Lease dated effective
      ----------------------
October 1, 2002, between the California State Lands Commission and Newmont.

     "Closing" has the meaning given in Section 8.1.
      -------

     "Closing Date" means the date on which Closing occurs.
      ------------

     "Closing Shares" has the meaning given in Section 2.4.
      --------------

     "Consumables Inventory" means Sellers' inventory at the Mesquite Mine on
      ---------------------
the Closing Date of (i) motor fuels and lubricants, (ii) process reagents, and
(iii) consumable and general supplies that are usable in the ordinary course of the operation of the Mesquite Mine.

     "Contract" means any written contract, mortgage, deed of trust, bond,
      --------
indenture, lease, license, note, franchise, certificate, option, warrant, right, or other instrument, document, obligation, or agreement, and any oral obligation, right, or agreement.

     "Encumbrance" means any security agreement, financing statement filed with
      -----------
any Governmental Authority, lien, mortgage, indenture, pledge, option, or encumbrance.

     "Environmental Liabilities" means any and all claims, actions, causes of
      -------------------------
action, damages, losses, liabilities, obligations, penalties, judgments, settlements, costs, disbursements, or expenses (including without limitation, attorneys' fees and experts' fees) of any kind or of any nature whatsoever for liability (including without limitation, liability for study, testing or investigatory costs, cleanup costs, response actions or costs, removal actions or costs, remediation costs, containment costs, restoration costs, reclamation costs, corrective action costs, closure costs, natural resources damages, nuisance, property damages, business losses, penalties or fines) arising out of, based upon or resulting from: (i) the presence, release, threatened release, discharge or emission into the environment of any Regulated Substance; (ii) the violation or alleged violation of any Environmental Law; or (iii) Reclamation obligations.

                                                                  EXECUTION COPY

     "Environmental Law" means any Legal Requirement relating to pollution or
      -----------------
protection of public health, safety or welfare or the environment, including those relating to emissions, discharges, releases or threatened releases of Regulated Substances into the environment (including ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Regulated Substances.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and rules and regulations promulgated thereunder and published interpretations with respect thereto.

     "Excluded Assets" has the meaning given in Section 2.2.
      ---------------

     "Governmental Authority" means the United States of America or any other
      ----------------------
country or sovereign entity, any state, commonwealth, territory, or possession thereof, and any political subdivision or quasi-governmental authority of any of the same, including but not limited to courts, tribunals, departments, commissions, boards, bureaus, agencies, counties, municipalities, provinces, parishes, and other instrumentalities.

     "Governmental Permits" means franchises, approvals, authorizations,
      --------------------
permits, licenses, easements, registrations, qualifications, leases, variances and similar rights obtained from any Governmental Authority.

     "Judgment" means any judgment, writ, order, injunction, award, or decree of
      --------
any court, judge, justice, magistrate or arbitrator, including any bankruptcy court or judge, and any order of or by any Governmental Authority.

     "Knowledge" of any Person of or with respect to any matter means that such
      ---------
Person (if a natural person) or any of the officers, directors, and senior managers of such Person (if not a natural Person) has actual knowledge of such matter.

     "Leases" means the Mineral Lease and Landfill Facilities Lease Agreement,
      ------
Mineral Lease and Purchase Option Agreement, and California State Lease.

     "Legal Requirements" means applicable common law and any statute,
      ------------------
ordinance, code or other law, rule, regulation, order, requirement, or procedure enacted, adopted, promulgated, applied, or followed by any Governmental Authority, including any Judgment.

     "Litigation" means any claim, action, suit, proceeding, arbitration,
      ----------
investigation, hearing, or other activity or procedure that could result in a Judgment.

     "Losses" means any claims, losses, liabilities, damages, Encumbrances,
      ------
penalties, costs, and expenses, including but not limited to interest which may be imposed in connection therewith, expenses of investigation, reasonable fees and disbursements of counsel and other experts, and the cost to any Person making a claim or seeking indemnification under this Agreement with respect to funds expended by such Person by reason of the occurrence of any event with respect to which indemnification is sought.

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     "Mineral Lease and Landfill Facilities Lease Agreement" means the Mineral
      -----------------------------------------------------
Lease and Landfill Facilities Lease Agreement dated as of June 25, 1993, among Hospah, Newmont (as successor to Santa Fe Pacific Gold Corporation) and County Sanitation District No. 2 of Los Angeles County (as successor to Hanson Natural Resources Corporation), as amended by First Amendment dated April 24, 1995 and Second Amendment dated August 24, 1998, and a memorandum of which was recorded in Book 1736, Page 1505 in the Official Records of Imperial County, California.

     "Mineral Lease and Purchase Option Agreement" means the Mineral Lease and
      -------------------------------------------
Purchase Option Agreement dated as of October 20, 1982, by and between Richard
L. Singer and Anna M. Singer and Hospah (as successor to Gold Fields Mining Corporation), a Memorandum of which is recorded in Book 1506, Pages 1494 - 1498 in the Official Records of Imperial County, California.

     "NOCF Royalty Agreement" has the meaning given in Section 2.4.
      ----------------------

     "NSR Royalty Agreement" has the meaning given in Section 2.4.
      ---------------------

     "Patented Claims" has the meaning given in Section 2.1.
      ---------------

     "Permitted Encumbrances" means the following Encumbrances: (i) liens for
      ----------------------
Taxes not yet due and payable; (ii) zoning laws and ordinances and similar Legal Requirements; (iii) rights reserved to any Governmental Authority to regulate the affected Assets; (iv) obligations arising under and pursuant to the Acquired Contracts; (v) Encumbrances disclosed in any Exhibits to this Agreement; (vi) the NSR Royalty Agreement and the rights of the grantee thereunder; (vii) the NOCF Royalty Agreement and the rights of the grantee thereunder; (viii) in the case of the Unpatented Claims, the paramount title of the United States of America; (ix) any matter that is of record, that would be apparent from a visual inspection of the subject property, or that would be revealed by a boundary and improvement survey of the subject property; (x) any existing royalties or similar rights affecting the Acquired Properties; and (xi) in the case of any leased Asset, the rights, titles and interests of the lessor thereof.

     "Person" means any natural person, Governmental Authority, corporation,
      ------
general or limited partnership, joint venture, limited liability company, trust, association, or unincorporated entity of any kind.

     "Prime Rate" means the rate announced from time to time by JPMorgan Chase
      ----------
Bank at its New York office, as its prime rate for demand loans to commercial customers (which may not be the lowest rate at which it loans funds).

     "Process Inventory At Closing" has the meaning given in Section 3.
      ----------------------------

     "Refinery Inventory" means, as of any date, gold that has been recovered
      ------------------
from carbon and allocated to the Mesquite Mine but not sold.

     "Reclamation" means the reclamation, restoration or closure of any facility
      -----------
or land utilized in any exploration, mining or processing operation required by any Legal Requirement or under any Governmental Permit.

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     "Regulated Substances" means any pollutants, contaminants, chemicals,
      --------------------
industrial, toxic, hazardous or noxious substances or wastes which are regulated by any Governmental Authority or Legal Requirements, including but not limited to: (i) any petroleum or petroleum compound (refined or crude), flammable substance, explosive, radioactive material or any other material or pollutant which pose a hazard or potential hazard to real property or Persons; (ii) asbestos or any asbestos-containing material of any kind or character; (iii) polychlorinated biphenyls, as regulated by the Toxic Substances Control Act, 15 U.S.C. Sec. 2601 et seq.; (iv) any materials or substances designated as
                 -- ---
"hazardous substances" pursuant to the Clean Water Act, 33 U.S.C. Sec. 1251 et
                                                                            --
seq.; (v) "economic poison," as defined in the Federal Insecticide, Fungicide
---
and Rodenticide Act, 7 U.S.C. Sec. 135 et seq.; (vi) "chemical substance," "new
 -                                     -- ---
chemical substance" or "hazardous chemical substance or mixture" pursuant to the Toxic Substances Control Act, 15 U.S.C. Sec. 2601 et seq.; (vii) "hazardous
                                                  -- ---
substances" pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Sec. 9601 et seq.; and (viii) "hazardous waste"
                                       -- ---
pursuant to the Resource Conservation and Recovery Act, 42 U.S.C. Sec. 6901 et
                                                                            --
seq.
---

     "Required Consents" means all franchises, licenses, authorizations,
      -----------------
approvals and consents required under Governmental Permits, Contracts or otherwise for (i) Sellers to transfer any of the Assets to Buyer; (ii) Buyer to own, lease, use and operate the Assets; and (iii) Buyer to assume and perform the Acquired Governmental Permits and the Acquired Contracts as provided in this Agreement.

     "Registration Agreement" has the meaning given in Section 8.2.
      ----------------------

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations promulgated thereunder.

     "Sellers' Bonds" has the meaning given in Section 7.2.
      --------------

     "Taxes" means all levies, charges and assessments of any kind or nature
      -----
imposed by any Governmental Authority, including but not limited to all income, sales, use, ad valorem, value added, franchise, severance, net or gross proceeds, withholding, payroll, employment, excise, or property taxes, together with any interest thereon and any penalties, additions to tax, or additional amounts applicable thereto.

     "Transaction Document" means any instrument or document executed and
      --------------------
delivered by Buyer, WGI or Sellers or any officer, director or Affiliate of any of them in connection with this Agreement or the transactions contemplated hereby.

     "Term Sheet" means the Term Sheet between Newmont and Buyer dated July 3,
      ----------
2003.

     "Term Sheet Shares" means the 111,859 shares of WGI Common Stock issued by
      -----------------
WGI to Hospah pursuant to the Term Sheet upon execution thereof.

     "Unpatented Claims" has the meaning given in Section 2.1.
      -----------------

     "Warrant" has the meaning given in Section 2.4.
      -------

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     "WGI Common Stock" means WGI's $0.01 par value per share voting common
      ----------------
stock.



                                    ARTICLE 2

                           Purchase and Sale of Assets
                           ---------------------------

     2.1     Covenant of Purchase and Sale.  Subject to the terms and conditions
             -----------------------------
in this Agreement, at Closing Sellers shall convey, assign, and transfer to Buyer, and Buyer shall acquire from Sellers, for the consideration and on the terms set forth in this Agreement, free and clear of all Encumbrances other than Permitted Encumbrances, all rights, titles and interests of Sellers in the following tangible and intangible assets, excluding the Excluded Assets (collectively, the "Assets"):
                    ------

          (a)     (i) patented mining claims and mill sites (the "Patented
                                                                  --------
Claims"); (ii) unpatented mining claims and mill sites (the "Unpatented
------                                                       ----------
Claims"); (iii) leasehold interests in fee property, Patented Claims and
------
Unpatented Claims; and (iv) easements, rights-of-way and other interests in real
-----------------
property relating to the Mesquite Mine, all as described in Schedule 2.1(a), and
                                                            ---------------
all mill facilities, buildings, structures and other improvements thereon (collectively, the "Acquired Properties");
                    -------------------

          (b)     the Leases, provided, however, that the California State Lease
                              --------  -------
shall not be assigned to Buyer until the California State Land Commission has approved such assignment and provided, further, that upon receipt of such
                             --------  -------
consent to assignment, Buyer and Sellers shall take all necessary action to assign the California State Lease to Buyer;

          (c) all equipment and other tangible personal property that is owned, leased, used or held for use by Sellers in the ownership, operation, closure, remediation or Reclamation of, and is located at, the Mesquite Mine, including the Consumables Inventory (the "Acquired Equipment"), the principal
                                          ------------------
items of which are described in Schedule 2.1(c);
                                ---------------

          (d) all ore in stockpiles or on leaching pads, and all metals in solution, located at the Mesquite Mine as of the Closing Date;

          (e) all Governmental Permits pertaining to the ownership, operation, closure, remediation or Reclamation of the Mesquite Mine, if and to the extent transferable (the "Acquired Governmental Permits"), as described in
                              -----------------------------
Schedule 2.1(e); and
---------------

          (f) all Contracts pertaining to the lease, ownership, operation, closure, remediation or Reclamation of the Mesquite Mine other than the Leases (the "Acquired Contracts"), as described in Schedule 2.1(f).
      ------------------                    ---------------

     2.2     Excluded Assets.  Notwithstanding the provisions of Section 2.1,
             ---------------
the Assets shall not include any of the following (the "Excluded Assets"), all
                                                        ---------------
rights, titles and interests in which shall be retained by Sellers: (i) insurance policies and rights and claims thereunder; (ii) accounts receivable;
(iii) Sellers' Bonds; (iv) cash and cash equivalents; (v) gold-loaded carbon that is in

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process at the Mesquite Mine as of Closing and is removed prior to Closing; (vi)
Refinery Inventory as of Closing; and (vi) the other assets, if any, described on Schedule 2.2.
   ------------

     2.3     Assumed Liabilities.  After Closing, Buyer shall assume, pay,
             -------------------
discharge, and perform the following (the "Assumed Liabilities"):  (i) all
                                           -------------------
Environmental Liabilities, whether accruing at any time before or after Closing, arising out of, resulting from or relating to the ownership or operation of the Acquired Properties or the Mesquite Mine; (ii) all liabilities and obligations of Sellers under the Leases; (iii) all obligations and liabilities of Sellers under the Acquired Contracts and Acquired Governmental Permits; (iv) all liabilities and obligations under Permitted Encumbrances; and (v) all obligations and liabilities arising out of Buyer's ownership of the Assets or operation, closure or Reclamation of the Mesquite Mine after Closing.

     2.4     Consideration.  As consideration for the Assets other than Process
             -------------
Inventory at Closing (the consideration for which is described in Section 3.1) at Closing:

          (a) Buyer shall execute and deliver to Hospah a Net Operating Cash Flow Agreement in the form attached as Exhibit 2.4(a) (the "NOCF Royalty
                                       --------------       ------------
Agreement");
---------

          (b) Buyer shall execute and deliver to Hospah a Royalty Agreement in the form attached as Exhibit 2.4(b) (the "NSR Royalty Agreement");
                        --------------       ---------------------

          (c) WGI shall issue to Hospah 2,217,609 shares of WGI Common Stock (representing eight percent of all issued and outstanding WGI Common Stock on a fully diluted basis as of October 31, 2003), free and clear of all Encumbrances (the "Closing Shares"); and
      --------------

          (d) WGI shall issue to Hospah warrants for the purchase of 2,494,810 shares of WGI Common Stock at a price of $1.00 per share (representing nine percent of all issued and outstanding WGI Common Stock on a fully diluted basis as of October 31, 2003), by execution and delivery of a Warrant in the form attached as Exhibit 2.4(d) (the "Warrant").
                 --------------       -------

After the Closing WGI shall issue to Hospah additional shares of WGI Common Stock and warrants in accordance with Section 6.9 below.

     2.5     Prorations and Adjustments.  Within forty-five days after the
             --------------------------
Closing, Buyer shall pay to Sellers, or Sellers shall pay to Buyer, as may be the case, cash in the net amount of the following adjustments and prorations relating to the Assets and/or the operation of the Mesquite Mine (the "Cash
                                                                       ----
Adjustment Amount"):
-----------------

          (a) There shall be prorated as of the Closing Date all prepaid expenses (including but not limited to prepaid rent, fees and other amounts under the Leases, Acquired Contracts and Acquired Governmental Permits, or with respect to the Acquired Properties, and real and personal property Taxes paid in advance) and accrued expenses (including but not limited to real and personal property Taxes, rent, fees and other amounts payable in respect of the Acquired Properties, and utility charges payable in arrears), all as determined in accordance with generally accepted accounting principles consistently applied, in such a manner as to reflect the principle that all expenses relating to the ownership and operation of the Assets and the Mesquite Mine for the period prior to the Closing Date are for the account of Sellers, and all

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expenses relating to the ownership and operation of the Assets and the Mesquite
Mine for the period on and after the Closing Date are for the account of Buyer.

          (b) There shall be credited to the account of Sellers and become the property of Buyer all deposits relating to the operation of the Mesquite Mine that are held by third parties as of the Closing Date for the account of Sellers or as security for Sellers' performance of their obligations (other than with respect to Excluded Assets and any other deposits the full benefit of which will not be available to Buyer following the Closing Date), including deposits on leases and deposits for utilities but excluding Sellers' Bonds.

          (c) There shall be credited to Sellers an amount equal to Sellers' actual cost of the Consumables Inventory on hand at the Mesquite Mine on the Closing Date.

          (d) There shall be credited to Sellers U.S Department of Interior Bureau of Land Management maintenance fees with respect to the Unpatented Claims paid by Seller in August of 2003, in the amount of $25,750, and Imperial County, California recording costs in the amount of $1,921, for such maintenance filings.

          (e) There shall be credited to Sellers the amount determined in accordance with Section 3.1.

     2.6     Determination and Payment of Cash Adjustment Amount.  The Cash
             ---------------------------------------------------
Adjustment Amount shall be calculated substantially as shown on Schedule 2.6,
                                                                ------------
with actual figures inserted instead of estimates. Whichever party is obligated to pay the Cash Adjustment Amount shall pay such Cash Adjustment Amount to the other party within forty-five days after Closing by wire transfer or immediately available funds to an account designated by the receiving party.

                                    ARTICLE 3

                                Related Matters.
                                ---------------

     3.1     Treatment of Gold-Loaded Carbon.
             -------------------------------

          (a) The parties acknowledge that, prior to Closing, Newmont has removed as much of the gold-loaded carbon from the Mesquite Mine process circuit as it deemed to be practicable and transferred such removed carbon for processing off-site.

          (b) On the date of Closing, Newmont personnel shall measure all carbon in the carbon process circuits at the Mesquite Mine that remains as of Closing and obtain duplicate samples from individual columns to determine gold content. Newmont shall send one set of carbon samples to a Newmont assay laboratory for gold assay and specific gravity analysis and retain the second set at the Mesquite Mine site for re-assay, if necessary. In measuring and sampling such carbon, Newmont shall employ methods routinely used by Newmont at the Mesquite Mine to determine the month-end gold inventory. WGI may witness all sampling and measuring procedures.

          (c) On the basis of Newmont's carbon measurements and assay results, Newmont shall determine the weight of carbon and the ounces of gold contained in the carbon

                                                                  EXECUTION COPY

(the "Process Inventory At Closing"). The parties estimate that Process
      ----------------------------
Inventory At Closing will consist of approximately 15-20 tons of dry carbon containing approximately 350-600 ounces of gold.

          (d) Buyer shall purchase from Newmont the Process Inventory at Closing for a purchase price (the "Process Inventory Purchase Price") equal to
                                   --------------------------------
the product of (i) the number of ounces of gold in the Process Inventory At Closing multiplied by (ii) the gold price on the date of Closing, as quoted for the London Bullion Market, afternoon fix.

          (e) Buyer shall pay Newmont the Process Inventory Purchase Price within thirty days following Closing, by wire transfer or immediately available funds to an account designated by Newmont.

     3.2     Bulk Sales.  Buyer, WGI and Sellers each waive compliance by the
             ----------
others with bulk sales Legal Requirements applicable to the transactions contemplated this Agreement.

     3.3     Transfer Taxes.  All sales, use, transfer, and similar Taxes (but
             --------------
not including any state or federal income taxes owed by Sellers) arising from or payable by reason of the transactions contemplated by this Agreement shall be paid by Buyer.

                                    ARTICLE 4

       Sellers' Representations, Warranties and Disclaimers of Warranties.
       ------------------------------------------------------------------

     Sellers represent and warrant to Buyer and WGI as of Closing as follows:

     4.1     Organization of Sellers.  Each of Sellers is a corporation duly
             -----------------------
organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own and lease the properties and assets it currently owns and leases and to conduct its activities as such activities are currently conducted. Each of Sellers is duly qualified to do business as a foreign corporation and is in good standing in California.

     4.2     Authority.  Each of Sellers has all requisite power and authority
             ---------
to execute, deliver, and perform this Agreement and consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by each of Sellers have been duly and validly authorized by all necessary action on its part. This Agreement has been duly and validly executed and delivered by Sellers, and is the valid and binding obligation of Sellers, enforceable against Sellers in accordance with its terms.

     4.3     No Conflict; Required Consents.  Except as described on Schedule
             ------------------------------                          --------
4.3, the execution, delivery, and performance by Sellers of this Agreement do
---
not and will not: (i) conflict with or violate any provision of the charters or bylaws of Sellers; (ii) violate any provision of any Legal Requirements; (iii) conflict with, violate, result in a breach of, constitute a default under (without regard to requirements of notice, lapse of time, or elections of other Persons, or any combination thereof), accelerate, or permit the acceleration of the performance required by, any Contract or Encumbrance to which either of Sellers is a party or by which either of Sellers or the assets or properties owned or leased by either of Sellers are bound or affected;

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(iv) result in the creation or imposition of any Encumbrance against or upon any of the Assets other than Permitted Encumbrances; or (v) require any consent, approval, or authorization of, or filing of any certificate, notice, application, report, or other document with, any Governmental Authority or other Person.

     4.4     Investment.  The Closing Shares and the Warrant are being acquired
             ----------
by Hospah in good faith solely for its own account, for investment purposes only, and are not being purchased with a view to, or for, the resale, distribution, subdivision or fractionalization thereof pending registration thereof pursuant to the Registration Rights Agreement. Sellers understand that, until such time as registration thereof has become effective pursuant to the Registration Agreement, the sale and distribution of the Closing Shares and the Warrant have not been registered under the Securities Act or any state securities laws, and that the Closing Shares and Warrant may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Securities Act or any state securities Legal Requirements.

     4.5     Acquired Contracts and Acquired Governmental Permits.  Sellers have
             ----------------------------------------------------
made available to Buyer true and correct copies of the Leases, Acquired Contracts and Acquired Governmental Permits. To Seller's knowledge, each of the Leases and Acquired Contracts is in full force and effect, and no party is in material breach of its obligations thereunder.

     4.6.     Environmental Information.  Sellers have made available to Buyer
              -------------------------
copies of all studies, reports, surveys or other materials in Sellers' possession relating to the presence or alleged presence of Regulated Substances on the Acquired Properties or Environmental Liabilities arising out of the operation of the Mesquite Mine.

     4.7     Title to Acquired Properties.  Sellers have made available to Buyer
             ----------------------------
copies of all documents and instruments in Sellers' possession relating to title to the Acquired Properties or the status of the Leases.

     4.8     Disclaimer of Representations and Warranties.  Except only as
             --------------------------------------------
expressly stated in this Article 4, Sellers make no representations or warranties as to the Assets or the Mesquite Mine, including but not limited to:

          (i) the status of title to, or the transferability of, any of the Acquired Properties or other Assets;

          (ii)    the physical condition of the Acquired Properties or other
Assets;

          (iii) the compliance of the Acquired Properties or other Assets, or Seller's operations or activities, with any Legal Requirements;

          (iv) the status of the Leases or any of the Acquired Governmental Permits or Acquired Contracts; or

          (v) any Environmental Liabilities in any way relating to or arising out of the ownership or operation of the Mesquite Mine, the Acquired Properties or other Assets.

                                                                  EXECUTION COPY

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLERS SPECIFICALLY DISCLAIM ANY AND ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT, AND, EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 4, THE ASSETS ARE CONVEYED BY SELLERS TO BUYER AT CLOSING AS-IS, WITH ALL FAULTS. BUYER ACKNOWLEDGES THAT SELLERS HAVE AFFORDED BUYER FULL ACCESS TO THE ACQUIRED PROPERTIES, THE ASSETS AND THE MESQUITE MINE, AND HAVE MADE AVAILABLE TO BUYER SUCH INFORMATION AND COPIES OF SUCH DOCUMENTS AS BUYER HAS REQUESTED WITH RESPECT THERETO.

                                    ARTICLE 5

                Buyer's and WGI's Representations and Warranties.
                ------------------------------------------------

     WGI and Buyer represent and warrant to Sellers as of Closing as follows:

     5.1     Organization and Qualification of Buyer and WGI.
             -----------------------------------------------

          (a) Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and has all requisite power and authority to own and lease the properties and assets it currently owns and leases and to conduct its activities as such activities are currently conducted. Buyer is duly qualified to do business as a foreign corporation and is in good standing in California.

          (b) WGI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Idaho, and has all requisite power and authority to own and lease the properties and assets it currently owns and leases and to conduct its activities as such activities are currently conducted. WGI is duly qualified to do business as a foreign corporation and is in good standing in California.

     5.2     Authority.  Each of WGI and Buyer has all requisite power and
             ---------
authority to execute, deliver, and perform this Agreement and consummate the transactions contemplated by this Agreement. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated by this Agreement on the part of WGI and Buyer have been duly and validly authorized by all necessary action on the part of WGI and Buyer, respectively. This Agreement has been duly and validly executed and delivered by WGI and Buyer, and is the valid and binding obligation of WGI and Buyer, enforceable against WGI and Buyer in accordance with its terms.

     5.3     No Conflict; Required Consents.  The execution, delivery, and
             ------------------------------
performance by WGI and Buyer of this Agreement do not and will not: (i) conflict with or violate any provision of the charter or bylaws of WGI or Buyer;
(ii) violate any provision of any Legal Requirements; (iii) conflict with, violate, result in a breach of, constitute a default under (without regard to requirements of notice, lapse of time, or elections of other Persons, or any combination thereof), accelerate, or permit the acceleration of the performance required by, any Contract or Encumbrance to which WGI or Buyer is a party or by which WGI or Buyer or the assets or properties owned or leased by WGI or Buyer are bound or affected; or (iv) require any consent,

                                                                  EXECUTION COPY

approval or authorization of, or filing of any certificate, notice, application, report, or other document with, any Governmental Authority or other Person.

     5.4     Buyer Insurance Policies.  Schedule 5.4 describes all environmental
             ------------------------   ------------
response cost insurance policies that Buyer has obtained with respect to the Assets, the Mesquite Mine and its operations and activities (the "Buyer
                                                                  -----
Insurance Policies"), as well as the coverage and policy limits of each Buyer
------------------
Insurance Policy. Each of the Buyer Insurance Policies is in full force and effect, and Buyer has delivered to Sellers true and correct copies thereof. There exist no disputes between Buyer and any underwriters of the Buyer Insurance Policies, and all premiums due and payable with respect thereto have been paid. WGI and Buyer and their activities as currently conducted are in compliance with all conditions of the Buyer Insurance Policies.

     5.5     Buyer Bonds.    Buyer has obtained the bonds and other surety
             -----------
instruments described on Schedule 5.5 (the "Buyer Bonds"), and has duly
                         ------------       -----------
delivered the Buyer Bonds to the beneficiaries thereof named on Schedule 5.5 and
                                                                ------------
true and correct copies of each of the Buyer Bonds to Sellers. Each of the Buyer Bonds is in full force and effect.

     5.6     Capitalization.  As of October 31, 2003, the authorized capital
             --------------
stock of WGI consists of (i) 100,000,000 shares of WGI Common Stock, of which 16,796,219 shares (including the Term Sheet Shares) are issued and outstanding, fully paid and non-assessable, and (ii) 25,000,000 shares of preferred stock, par value $0.01, none of which are issued and outstanding. Except only for the Warrants and as described on Schedule 5.6, there are not outstanding any
                             ------------
warrants, options, preemptive rights, or other rights to acquire or cause WGI to issue any shares of capital stock. The Term Sheet Shares are, and when issued the Closing Shares and all shares of WGI Common Stock issuable upon exercise of the Warrant will be, validly issued and outstanding, fully paid and non-assessable. WGI has duly reserved that number of shares of WGI Common Stock as are issuable upon exercise of the Warrants.

                                    ARTICLE 6

                                   Covenants.
                                   ---------

     6.1     Confidentiality.
             ---------------

          (a) Any non-public information that Buyer or WGI may obtain from Sellers in connection with this Agreement with respect to Sellers shall be deemed confidential, and neither WGI nor Buyer shall disclose any such information to any third party or use such information for any commercial purpose; provided, however, that (i) Buyer or WGI may use and disclose any such
         --------  -------
information once it has been publicly disclosed (other than by Buyer or WGI in breach of its obligations under this Section) or which rightfully has come into the possession of Buyer or WGI (other than from Sellers); (ii) Buyer or WGI may disclose such information to its officers, directors, agents, employees, advisors, potential investors and lenders as necessary in connection with the transactions contemplated in this Agreement, provided that such persons agree to treat such information confidentially in accordance with this Section 6.1(a);
(iii) Buyer or WGI may disclose any such information to the extent it is required by law or the rules of any stock exchange to do so; and (iv) to the extent that Buyer or WGI may become compelled by Legal Requirements to disclose any of such information, it may disclose such information if it shall

                                                                  EXECUTION COPY

have used all reasonable efforts, and shall have afforded Sellers the opportunity, to obtain an appropriate protective order, or other satisfactory assurance of confidential treatment, for the information compelled to be disclosed.

          (b) Any non-public information that Sellers shall obtain from Buyer or WGI in connection with this Agreement with respect to Buyer or WGI shall be deemed confidential, and Sellers shall not disclose such information to any third party or use such information for any commercial purpose; provided, however, that (i) Sellers may use and disclose any such information once it has been publicly disclosed (other than by Sellers in breach of its obligations under this Section) or which rightfully has come into the possession of Sellers (other than from Buyer or WGI); (ii) Sellers may disclose such information to their officers, directors, agents, employees, representatives, advisors and lenders as necessary in connection with the transactions contemplated in this Agreement, provided that such persons agree to treat such information confidentially in accordance with this Section 6.1(b); (iii) Sellers may disclose any such information to the extent they are required by law or the rules of any stock exchange to do so; and (iv) to the extent that Sellers may become compelled by Legal Requirements to disclose any of such information, Sellers may disclose such information if they shall have used all reasonable efforts, and shall have afforded Buyer and WGI the opportunity, to obtain an appropriate protective order, or other satisfactory assurance of confidential treatment, for the information compelled to be disclosed.

          (c) Except as required by applicable Legal Requirements, none of Sellers, Buyer or WGI shall make any press release or public announcement or statement without the prior written consent and approval of the other. Sellers, WGI and Buyer shall consult with and cooperate with the others with respect to the content and timing of all press releases and other public announcements or statements, and any oral or written statements to Sellers' employees concerning this Agreement and the transactions contemplated hereby.

     6.2     Buyer Insurance Policies and Buyer Bonds.  Until such time
             ----------------------------------------
following Closing as Reclamation of the Acquired Properties and the Mesquite Mine has been completed in accordance with all applicable Legal Requirements and all of Buyer Bonds have been released by the applicable Governmental Authorities, Buyer shall maintain in full force and effect Buyer Bonds in amounts required by applicable Governmental Authorities and Buyer Insurance Policies in the amounts stated on Schedule 6.2. Buyer shall cause all Buyer
                                  ------------
Insurance Policies to name Sellers and their affiliates as additional named insureds and to be subject to cancellation or termination only upon sixty days' advance notice to Sellers; provided, however, that Seller need not be an additional named insured on Buyer Insurance Policies that are related solely to Reclamation. From time to time as requested by either of Sellers, Buyer shall deliver to Sellers certificates for or copies of Buyer Insurance Policies and Buyer Bonds.

     6.3     Excluded Equipment.  For a period of one year following closing,
             ------------------
Sellers shall be entitled to store on the Acquired Properties equipment and other tangible property that is included in the Excluded Assets. Sellers shall be solely responsible for insuring such equipment against casualty loss. During that period, Sellers and the owners (and any actual or prospective purchasers) of such personal property shall be entitled to have access to the Acquired Properties in order to inspect, maintain, repair and remove such personal property, provided that such right of access is exercised in a manner that does not unreasonably interfere with Buyer's activities.

                                                                  EXECUTION COPY

     6.4     Retention of Records.  At all times following Closing, Buyer shall
             ---------------------
advise Sellers of the location of all documents, data and records relating to the Mesquite Mine that Buyer or WGI has obtained from Sellers or copied from Sellers' files, and provide Sellers with access to all such documents, records and data as either of Sellers request from time to time. Neither Buyer nor WGI shall destroy or dispose of any such documents, data or records without first affording Sellers a reasonable opportunity (but in no event less than sixty days) to take possession of them at their cost.

     6.5     Employees.  Buyer or its agent ("Agent") may, but shall have no
             ---------                        -----
obligation to, offer employment to any or all of Sellers' employees at the Mesquite Mine at salaries or wages, and with plans and other benefits, as are determined by Buyer. Buyer acknowledges that Sellers also may, but shall have no obligation to, offer such employees alternative employment. Buyer shall (and shall cause Agent to) give any such employees that accept Buyer's offer of employment full credit for their years of service with Sellers (or any affiliates or predecessor entities of Sellers) for purposes of vesting and participation in Buyer's employee benefit plans. Buyer will not immediately implement its own health insurance plans but hereby agrees to reimburse any employees that it hires for their COBRA premiums prior to implementation of its own health insurance plans. Once implemented, Buyer shall use its best efforts to permit any such employees to participate in Buyer's health insurance plans without restrictions relating to preexisting conditions, and not impose any waiting or eligibility periods with respect to their participation in any of Buyer's plans, regardless of whether such employees are hired by Buyer or Agent, or initially are hired by one of them and subsequently hired by the other. In addition, within ten days following Closing Buyer shall (and, if Agent employs any such employees, cause Agent to) establish a 401(k) plan that permits loans to employees on the same terms and conditions as Seller's 401(k) plan in which such employees participate, and accept a plan-to-plan transfer of the individual account balance (including all outstanding loans) of each employee employed by Buyer or Agent (as the case may be) at no cost to such employee and without any lapse in service, if and when such employee becomes an employee of Agent and/or an employee of Buyer, regardless of whether such employee is hired by Buyer or Agent, or initially is hired by one of them and subsequently hired by the other.

     6.6     Use of Name. Buyer and WGI shall not, and shall cause each of their
             -----------
Affiliates not to, directly or indirectly include or otherwise make use of the name or identity of either Seller or any of their respective Affiliates, or their relationship with WGI or Buyer, in any public announcement, press release, filing or otherwise, except only as (i) approved in advance by Newmont, in writing, or (ii) in announcements or regulatory filings required by applicable Legal Requirements, provided that Buyer and WGI have given Newmont a reasonable opportunity to review and approve, and Newmont has approved in writing, the form and content of each such filing or announcement.

     6.7     Post-Closing Security Services.  For a period of thirty days
             -------------------------------
following Closing, Newmont shall provide to Buyer without charge (except as provided below) certain limited security monitoring services with respect to the Mesquite Mine that generally are equivalent in scope to those it provides for its own account at the time of Closing (the "Security Services"). The Security
                                             -----------------
Services shall consist of:

                                                                  EXECUTION COPY

          (a) remote monitoring of video feeds from cameras located at the Mesquite Mine;

          (b) electronic monitoring of personnel entry and exit from the Mesquite Mine site through the Mesquite Mine proximity gate card system;

          (c)     programming proximity cards as requested by Buyer;

          (d) maintaining the Newmont internet "firewall" at the Mesquite Mine to accommodate the transmission of the video feed from the Mesquite Mine; and

          (e) on-site maintenance of security equipment at the Mesquite Mine, as and when requested by Buyer. (This service shall be performed on a time and material basis at rates determined by Newmont, on a schedule convenient to Newmont.)

However, the Security Services shall not include the following:
                                     ---

          (i) maintaining the ADT card key system currently in use in certain locations at the Mesquite Mine;

          (ii)    video taping of security camera video feeds;

          (iii)   any on-the-ground security functions at the Mesquite Mine;
or

          (iv) maintaining the microwave telecommunications system and internet connection required for security monitoring.

The Security Services are being performed by Newmont solely as an accommodation
to Buyer.   Newmont shall not have any liability whatsoever to Buyer or WGI, and each of Buyer and WGI hereby waives and releases Newmont from any and all liability, for or in any way arising out of its provision of Security Services. WGI and Buyer jointly and severally shall defend, indemnify and hold harmless Newmont, Hospah and their respective officers, directors and affiliates from and against any and all Losses arising out of or in any way relating to Security Services (including, but not limited to, any claim that they were not performed, or where performed negligently or inadequately).

     6.8     Data Transfer.
             -------------

          (a) Newmont shall transfer to Buyer at Closing all files maintained at the Mesquite Mine site, with the exception of personnel files and loss control files.

          (b) Within thirty days following Closing, Newmont shall transfer the following files to Buyer:

               (i) electronic files of the Mesquite Mine drill hole data base in Medsystem(C) format;

                                                                  EXECUTION COPY

               (ii) electronic files of the Mesquite Mine Expansion geologic model and block model in Medsystem(C) format;

               (iii) electronic files of the Mesquite Mine Expansion pit designs in Medsystem(C) format; and

               (iv) any other files relating to the Mesquite Mine Expansion mine plan prepared by Newmont.

          (c) Within ninety days following Closing, Newmont shall transfer to Buyer its archived historic files and records pertaining to Mesquite Mine operations, processing operations, geologic programs, environmental matters and land status. Newmont further agrees to transfer any files related to the foregoing that it discovers in the future to Buyer. Newmont shall make all land files currently in its office available for transfer by Buyer to Iron Mountain for off-site storage in Denver, at Buyer's expense; each of Buyer and Newmont shall be entitled to full access to such land files. Nothing contained herein shall require Newmont to maintain files and records except in accordance with its standard record retention policies.

          (d) Newmont makes no representations or warranties concerning any data or files delivered to Buyer, and shall have no liability or responsibility to Buyer or WGI for the accuracy or completeness of any such data or materials. All such data and files are provided to Buyer as is, with all faults.

     6.9     Post-Closing Delivery of Common Stock and Warrants.  Within ten
             --------------------------------------------------
days (but in no event later than December 31, 2003) after closing the financing round begun by WGI on or about September 15, 2003 and currently ongoing, pursuant to which WGI is selling "Units", each consisting of 1 share of WGI Common Stock and 1 warrant to purchase a share of WGI Common Stock for $1.00, for $.80, WGI shall issue to Hospah:

          (a) a number of shares of WGI Common Stock equal to (i) the number of shares of WGI Common Stock representing eight percent of all issued and outstanding WGI Common Stock on a fully diluted basis as of such date, minus
(ii) the number of Closing Shares received pursuant to this Agreement; and

          (b) warrants for the purchase of that number of shares of WGI Common Stock equal to (i) the number of shares of WGI Common Stock representing nine percent of all issued and outstanding WGI Common Stock on a fully diluted basis as of such date, minus (ii) the number of shares into which the Warrant is exercisable.

     6.10     License.  From the date of this Agreement until such time as the
              -------
California State Land Commission has approved assignment of the California State Lease to Buyer, Sellers hereby grant to Buyer an exclusive license to use the leased property under the California State Lease, provided that such license shall be revocable at any time upon written notice from Sellers. Buyer agrees to comply with all terms and conditions of the California State Lease as if it were the lessee thereunder.

                                                                  EXECUTION COPY

                                    ARTICLE 7

                              Conditions Precedent.
                              --------------------

     7.1     Conditions to Buyer's and WGI's Obligations.  The obligations of
             -------------------------------------------
Buyer and WGI to consummate the transactions contemplated by this Agreement shall be subject to the condition, which may be waived by Buyer and WGI, that there have been obtained all Required Consents, the failure of which to be obtained could have a material adverse effect on the operations of the Mesquite Mine.

     7.2     Conditions to Sellers' Obligations.  The obligations of Sellers to
             ----------------------------------
consummate the transactions contemplated by this Agreement shall be subject to the following conditions, which may be waived by Sellers:

          (a)     Required Consents.  Sellers shall have obtained evidence, in
                  -----------------
form and substance satisfactory to them, that all Required Consents have been obtained without any condition or requirement that is not acceptable to Sellers in their sole discretion.

          (b)     Sellers' Bonds.  All Bonds that had been provided by Sellers
                  --------------
with respect to the Mesquite Mine ("Sellers' Bonds") shall have been completely
                                    --------------
and unconditionally released and, where appropriate, returned to Sellers. All Governmental Authorities that have been designated as beneficiaries or secured parties under Sellers' Bonds shall have given full and unconditional releases of Sellers with respect to Reclamation, remediation, Mesquite Mine closure, and any other performance obligations.

          (c)     Releases.  Sellers shall have obtained the written releases,
                  --------
in form and substance satisfactory to them, of the lessors under each of the Leases and the parties (other than Sellers) to the Acquired Contracts indicated with an asterisk on Schedule 2.1(f).
                    ---------------

          (d)     Buyer's Counsel Opinion.  Sellers shall have received the
                  -----------------------
opinion of counsel to Buyer and WGI, dated as of the Closing Date, in form and substance satisfactory to Sellers, with respect to the matters in Sections 5.1, 5.2, 5.3 and 5.6.

     7.3     Satisfaction or Waiver of Conditions.  If the Closing occurs, the
             ------------------------------------
conditions set forth in this Article 7 shall be deemed to have been satisfied or waived.

                                    ARTICLE 8

                                    Closing.
                                    -------

     8.1     Closing; Time and Place.  The closing of the transactions
             -----------------------
contemplated by this Agreement ("Closing") shall take place simultaneously with
                                 -------
the execution of this Agreement by Sellers and Buyer, at a location mutually determined by Sellers, Buyer and WGI.

     8.2     Sellers' Obligations.  At Closing, Sellers shall deliver or cause
             --------------------
to be delivered to Buyer the following:

                                                                  EXECUTION COPY

          (a)     Deed and Assignment.  A Special Warranty Deed, Assignment and
                  -------------------
Assumption Agreement in the form of Exhibit 8.2(a), executed by Sellers (the
                                    --------------
"Deed and Assignment");
 -------------------

          (b)     Bill of Sale and General Assignment.  A Bill of Sale and
                  -----------------------------------
General Assignment in the form of Exhibit 8.2(b), executed by Sellers.
                                  --------------

          (c)     Vehicle Titles.  Title certificates to all vehicles included
                  --------------
among the Assets, endorsed for transfer of title to Buyer, and separate bills of sale therefor, if required by the laws of the State of California, executed for transfer by the applicable Seller.

          (d)     Registration Rights Agreement.  Counterparts of a Registration
                  -----------------------------
Agreement in the form attached as Exhibit 8.2(d) (the "Registration Rights
                                  --------------       -------------------
Agreement"), executed by Hospah.
---------

          (e)     Carbon Processing Agreement.  Counterparts of a Carbon
                  ---------------------------
Processing Agreement in the form attached as Exhibit 8.2(e) (the "Carbon
                                             --------------       ------
Processing Agreement"), executed by Newmont.
--------------------

          (f)     Estoppel Certificate.  An Estoppel Certificate in form
                  --------------------
satisfactory to Seller and Buyer's lender.

          (g)     Other.  Such other documents and instruments as shall be
                  -----
necessary to effect the intent of this Agreement and consummate the transactions contemplated hereby.

     8.3     Buyer's Obligations.  At Closing, WGI and/or Buyer shall deliver or
             -------------------
cause to be delivered to Sellers the following:

          (a)     Deed and Assignment.  The Deed and Assignment, executed by
                  -------------------
Buyer.

          (b)     Assumption Agreement.  An Assumption Agreement in the form
                  --------------------
attached as Exhibit 8.3(b), executed by Buyer.
            --------------

          (c)     NSR Royalty Agreement.  The NSR Royalty Agreement, executed by
                  ---------------------
Buyer.

          (d)     NOCF Royalty Agreement.  The NOCF Royalty Agreement, executed
                  ----------------------
by Buyer.

          (e)     Certificate for Closing Shares.  Duly executed stock
                  ------------------------------
certificates for the Closing Shares.

          (f)     Warrant.  The Warrant, executed by WGI.
                  -------

          (g)     Registration Rights Agreement.  Counterparts of the
                  -----------------------------
Registration Rights Agreement, executed by WGI.

                                                                  EXECUTION COPY

          (h)     Carbon Processing Agreement.  Counterparts of the Carbon
                  ---------------------------
Processing Agreement, executed by Buyer.

          (i)     a Guaranty in the form attached as Exhibit 8.3(i), executed by
                                                     --------------
WGI;

          (j)     Evidence of Corporate Actions.  Certified resolutions of the
                  -----------------------------
board of directors of Buyer, or other evidence reasonably satisfactory to Sellers, that Buyer has taken all action necessary to authorize the execution of this Agreement and the consummation of the transactions contemplated by this Agreement.

          (k)     Other.  Such other documents and instruments as shall be
                  -----
necessary to effect the intent of this Agreement and consummate the transactions contemplated hereby.

                                    ARTICLE 9

                            Indemnification; Release.
                            ------------------------

     9.1     Indemnification by Hospah.  From and after Closing, Sellers jointly
             -------------------------
and severally shall indemnify and hold harmless Buyer and WGI and their Affiliates and their respective officers and directors, employees, agents, and representatives, and any Person claiming by or through any of them, as the case may be, from and against any and all Losses arising out of or resulting from:

          (a) any representations and warranties of Sellers in this Agreement not being true and accurate when made or at Closing; and

          (b) any failure by Sellers to perform any of their covenants, agreements, or obligations in this Agreement.

     9.2     Indemnification by Buyer.  From and after Closing, Buyer and WGI
             ------------------------
jointly and severally shall indemnify and hold harmless Sellers and their affiliates and their respective officers and directors, agents, and representatives, and any Person claiming by or through any of them, as the case may be, from and against any and all Losses arising out of or resulting from:

          (a) any representations and warranties of Buyer or WGI in this Agreement not being true and accurate when made or at Closing;

          (b) any failure by Buyer or WGI to perform any of its covenants, agreements, or obligations in this Agreement;

          (c)     the Assumed Liabilities; and

          (d) any claim by any Person related to assignment, or the validity of assignment, of the California State Lease, the consummation of the transactions contemplated by this Agreement without having first obtained the consent of the California State Land Commission to assignment of the California State Lease, or the license granted in Section 6.10 hereof as it relates to the California State Lease.

                                                                  EXECUTION COPY

     9.3     Procedure for Indemnified Third Party Claim.  Promptly after
             -------------------------------------------
receipt by a party entitled to indemnification hereunder (the "Indemnitee") of
                                                               ----------
written notice of the assertion or the commencement of any Litigation with respect to any matter referred to in Sections 9.1 or 9.2, the Indemnitee shall give written notice thereof to each party from which indemnification is sought (each an "Indemnitor"), and thereafter shall keep the Indemnitor reasonably
          ----------
informed with respect thereto; provided, however, that failure of the Indemnitee to give the Indemnitor notice as provided herein shall not relieve the Indemnitor of its obligations hereunder except to the extent that the Indemnitor is prejudiced thereby. If any Litigation shall be commenced against any Indemnitee by a third party, the Indemnitor shall be entitled to participate in such Litigation and, at its option, assume the defense thereof with counsel reasonably satisfactory to the Indemnitee, at the Indemnitor's sole expense; provided, however, that the Indemnitor shall not have the right to assume the
--------  -------
defense of any Litigation if (i) the Indemnitee shall have one or more legal or equitable defenses available to it which are different from or in addition to those available to the Indemnitor, and, in the reasonable opinion of the Indemnitee, counsel for the Indemnitor could not adequately represent the interests of the Indemnitee because such interests could be in conflict with those of the Indemnitor, (ii) such Litigation is reasonably likely to have a material adverse effect on any other matter beyond the scope or limits of the indemnification obligation of the Indemnitor, or (iii) the Indemnitor shall not have assumed the defense of the Litigation in a timely fashion (but in any event within thirty days of notice of such Litigation). If the Indemnitor shall assume the defense of any Litigation, the Indemnitee shall be entitled to participate in any Litigation at its expense, and the Indemnitor shall not settle such Litigation unless the settlement shall include as an unconditional term thereof the giving by the claimant or the plaintiff of a full and unconditional release of the Indemnitee, from all liability with respect to the matters that are subject to such Litigation, or otherwise shall have been approved reasonably by the Indemnitee.

     9.4     Payment of Indemnification Amounts and Related Matters.  Amounts
             ------------------------------------------------------
payable pursuant to Sections 9.1 or 9.2 shall be payable by the Indemnitor as incurred by the Indemnitee, and shall bear interest at the Prime Rate from the date the Losses for which indemnification is sought were incurred by the Indemnitee until the date of payment of indemnification by the Indemnitor.

     9.5     Survival.  The representations and warranties of Buyer and Sellers
             --------
in this Agreement shall survive Closing.

     9.6     Other Indemnification.  The provisions of Sections 9.3 and 9.4
             ---------------------
shall be applicable to any claim for indemnification made under any other provision of this Agreement, and all references in Sections 9.3 and 9.4 to Sections 9.1 and 9.2 shall be deemed to be references to such other provisions of this Agreement.

     9.7     Sole Remedy.  The provisions of this Article 9 are the sole
             -----------
remedies of Buyer, WGI and Sellers with respect to this Agreement and the transactions contemplated by this Agreement, and Buyer, WGI and Sellers waive any and all other rights and remedies in respect of this Agreement and such transactions. However, the foregoing shall in no way limit the rights and remedies of Sellers under or with respect to the Warrant, the Registration Rights Agreement, the Transition Services Agreement, the NOCF Royalty Agreement or the NSR Royalty Agreement.

                                                                  EXECUTION COPY

     9.8     Release.  Buyer and WGI hereby release Sellers and their affiliates
             -------
and their respective officers and directors, agents, and representatives, and any Person claiming by or through any of them, from any and all liability for any Losses of Buyer or WGI, as the case may be, arising out of, or resulting from, any claim by any Person related to assignment, or the validity of assignment, of the California State Lease, the consummation of the transactions contemplated by this Agreement without having first obtained the consent of the California State Land Commission to assignment of the California State Lease, or the license granted in Section 6.10 hereof as it relates to the California State Lease.

                                   ARTICLE 10

                            Miscellaneous Provisions.
                            ------------------------

     10.1     Expenses.  Except as otherwise provided in Section 10.13 or
              --------
elsewhere in this Agreement, each of the parties shall pay its own expenses and the fees and expenses of its counsel, accountants, and other experts in connection with this Agreement. Buyer and WGI shall reimburse Sellers for Sellers' costs incurred in copying and providing to Buyer or WGI any materials or information relating to the Assets or the Mesquite Mine, including but not limited to the materials described in Sections 4.5, 4.6 and 4.7.

     10.2     Brokerage.  Sellers jointly and severally shall indemnify and hold
              ---------
Buyer and WGI harmless from and against any and all Losses arising from any employment by either of Sellers of, or services rendered to either of Sellers by, any finder, broker, agency, or other intermediary, in connection with the transactions contemplated hereby, or any allegation of any such employment or services. Buyer and WGI jointly and severally shall indemnify and hold Sellers harmless from and against any and all Losses arising from any employment by either Buyer or WGI, or services rendered to either Buyer or WCI by, any finder, broker, agency, or other intermediary, in connection with the transactions contemplated hereby, or any allegation of any such employment or services.

     10.3     Waivers.  No action taken pursuant to this Agreement, including
              -------
any investigation by or on behalf of any party hereto, shall be deemed to constitute a waiver by the party taking the action of compliance with any representation, warranty, covenant or agreement contained herein or in any Transaction Document. The waiver by any party hereto of any condition or of a breach of another provision of this Agreement or any Transaction Document shall not operate or be construed as a waiver of any other condition or subsequent breach. The waiver by any party of any of the conditions precedent to its obligations under this Agreement shall not preclude it from seeking redress for breach of this Agreement other than with respect to the condition so waived.

     10.4     Notices.  All notices, requests, demands, applications, services
              -------
of process, and other communications which are required to be or may be given under this Agreement or any Transaction Document shall be in writing and shall be deemed to have been duly given if sent by telecopy or facsimile transmission or delivered by courier or mailed, certified first class mail, postage prepaid, return receipt requested, to the parties hereto at the following addresses:

                                                                  EXECUTION COPY

          To Sellers:

               Hospah Coal Company
               Newmont USA Limited
               1700 Lincoln Street
               Denver, CO 80203
               Attention:    Land Department
               Facsimile:    (303) 837-5851

          To Buyer:

               Western Goldfields, Inc.
               7000 Independence Parkway
               Suite 160, #135
               Plano, Texas  75025
               Attention:    President
               Facsimile:    (972) 208-2155

or to such other address as any party shall have furnished to the other by notice given in accordance with this Section. Such notice shall be effective upon receipt.

     10.5     Entire Agreement; Amendments.  This Agreement embodies the entire
              ----------------------------
agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect thereto, including without limitation the Term Sheet. This Agreement may not be modified orally, but only by an agreement in writing signed by the party or parties against whom any waiver, change, amendment, modification, or discharge may be sought to be enforced.

     10.6     Binding Effect; Benefits.  This Agreement shall inure to the
              ------------------------
benefit of and will be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Buyer shall not assign this Agreement or delegate any of its or their duties hereunder to any other Person without the prior written consent of Sellers. No assignment of this Agreement shall relieve the assigning party of its obligations or liabilities under this Agreement.

     10.7     Headings, Schedules, and Exhibits.  The section and other headings
              ---------------------------------
in this Agreement are for reference purposes only and will not affect the meaning of interpretation of this Agreement. Reference to Exhibits and Schedules shall, unless otherwise indicated, refer to the Exhibits and Schedules attached to this Agreement, each of which shall be incorporated in and constitute a part of this Agreement by such reference.

     10.8     Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which, when executed, shall be deemed to be an original and all of which together will be deemed to be one and the same instrument.

     10.9     Governing Law.  The validity, performance, and enforcement of this
              -------------
agreement and all transaction documents, unless expressly provided to the contrary, shall be governed by the laws of the State of Colorado, without giving effect to the principles of conflicts of law of such State.

                                                                  EXECUTION COPY

     10.10     Severability.  Any term or provision of this Agreement which is
               ------------
invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining rights of the Person intended to be benefited by such provision or any other provisions of this Agreement.

     10.11     Third Parties; Joint Ventures.  This Agreement constitutes an
               -----------------------------
agreement solely among the parties hereto, and, except as otherwise provided herein, is not intended to and will not confer any rights, remedies, obligations, or liabilities, legal or equitable, including any right of employment, on any Person (including but not limited to any employee or former employee of either Seller) other than the parties hereto and their respective successors, or assigns, or otherwise constitute any Person a third party beneficiary under or by reason of this Agreement. Nothing in this Agreement, expressed or implied, is intended to or shall constitute the parties hereto partners or participants in a joint venture.

     10.12     Construction.  This Agreement has been negotiated by Buyer, WGI
               ------------
and Sellers and their respective legal counsel, and legal or equitable principles that might require the construction of this Agreement or any provision of this Agreement against the party drafting this Agreement shall not apply in any interpretation of this Agreement.

     10.13     Attorneys' Fees.  If any Litigation among any of Sellers, WGI or
               ---------------
Buyer with respect to this Agreement or the transaction contemplated hereby shall be resolved or adjudicated by a Judgment of any court, the party prevailing under such Judgment shall be entitled, as part of such Judgment, to recover from the other party its reasonable attorneys' fees and costs and expenses of litigation.


                            [SIGNATURE PAGE FOLLOWS.]

     Buyer, WGI and Seller have executed this Agreement as of the date first written above.

                                          SELLERS
                                          -------

                                          Hospah Coal Company


                                          By: /s/Britt D. Banks
                                             -----------------------------------
                                          Name:  Britt D. Banks
                                          Title: Vice President and Secretary



                                          Newmont USA Limited dba Newmont Mining
                                          Corporation


                                          By: /s/Richard Perry
                                             -----------------------------------
                                          Name:  Richard Perry
                                          Title: President and Managing Director



                                          WGI
                                          ---

                                          Western Goldfields, Inc.


                                          By: /s/ John P. Ryan
                                             -----------------------------------
                                          Name:  John P. Ryan
                                          Title: Chief Financial Officer



                                          BUYER
                                          -----

                                          Western Mesquite Mines, Inc.


                                          By:/s/ John P. Ryan
                                             -----------------------------------
                                          Name:  John P. Ryan
                                          Title: Chief Financial Officer